Exhibit 99.1

Marin Software Announces Third Quarter 2015 Financial Results

•	Reported third quarter net revenues of $26.3 million, up 6% on a constant currency basis
•	Increased 2015 net revenues guidance to $106.6 to $107.1 million from $105.0 to $106.5 million
•	Announced expectation of Adjusted EBITDA to be between breakeven and $0.5 million for the fourth quarter

San Francisco, CA (November 4, 2015) – Marin Software Incorporated (NYSE: MRIN), provider of a leading cross-channel performance advertising cloud for advertisers and agencies, today announced financial results for the third quarter ended September 30, 2015.

“We are pleased to deliver financial results above our guidance, driven by a normalization in customer spending in the latter half of the quarter and increasing traction in cross-channel deals,” said David A. Yovanno, chief executive officer of Marin Software. “While we continue to invest in the Marin platform and our longer-term growth opportunity to be the leading SaaS platform that brands and their agencies choose to automate their search, social and display advertising, we also took several steps to streamline and optimize our operations towards delivering on our objective to generate positive Adjusted EBITDA for the fourth quarter of this year.”

Third Quarter 2015 Financial Highlights:

•

Net revenues: Net revenues totaled $26.3 million, a year-over-year increase of 3% when compared to $25.7 million in the third quarter of 2014. On a non-GAAP constant currency basis, revenues increased year-over-year by 6% when compared to the third quarter of 2014.

•

Gross profit: GAAP gross profit was $16.0 million, resulting in a gross margin of 61%, compared to the GAAP gross margin of 64% during the third quarter of 2014. Non-GAAP gross profit was $17.3 million, resulting in a non-GAAP gross margin of 66%, compared to non-GAAP gross margin of 68% during the third quarter of 2014.

•

Loss from operations: GAAP loss from operations was ($8.9) million, compared to ($9.2) million for the third quarter of 2014. GAAP operating margin was (34%), compared to (36%) during the third quarter of 2014. Non-GAAP loss from operations was ($4.3) million, compared to ($6.3) million for the third quarter of 2014. Non-GAAP operating margin was (17%), compared to (25%) during the third quarter of 2014.

•

Net loss: Net loss was ($9.5) million or ($0.26) per share based on 37.0 million weighted average shares outstanding. This compares to a net loss of ($9.2) million or ($0.27) per share based upon 34.8 million weighted average shares outstanding for the third quarter of 2014.

•

Non-GAAP net loss: Non-GAAP net loss was ($4.9) million or ($0.13) per share based upon 37.0 million weighted average shares outstanding. This compares to ($6.4) million or ($0.18) per share based on 34.8 million weighted average shares outstanding during the third quarter of 2014.

•	Adjusted EBITDA: Adjusted EBITDA was a loss of ($2.5) million, as compared to a loss of ($4.9) million for the third quarter of 2014.
•	Balance Sheet: As of September 30, 2015, cash and cash equivalents totaled $33.3 million, compared to $68.3 million as of December 31, 2014.
•

Active Advertisers: During the third quarter, 827 active advertisers utilized the Marin platform, as compared to 825 during the third quarter of 2014. Marin defines active advertisers as an advertiser from whom Marin recognized revenues in excess of $2,000 in at least one month during the quarter.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Third Quarter 2015 Business and Product Release Highlights

•

Launched product support for advertising on Instagram, the fastest-growing major social network, to help advertisers to create, manage, optimize, and report on their Instagram campaigns alongside their Facebook and Twitter programs on Marin Social.

•

Announced the general release of the Marin iOS Software Developer’s Kit enabling mobile marketers to create audiences based on in-app actions, retarget them with in-app banner and interstitial ads and track performance from impression to conversion.

•	Released support for both Google Mobile App Campaigns and Bing Mobile App Extensions to help advertisers to drive mobile app downloads and engagement.

•	Released Campaign Cloner support for Yahoo! Gemini which enables advertisers to easily scale their existing Google campaigns into Yahoo!
•	Launched support for Google Local Inventory ads to help retail advertisers connect online and offline shopping experiences and drive customers to nearby physical locations carrying in-stock inventory.
•

Released a number of enhancements to the Marin Display offering, including: Rule Builder, a tool for optimizing performance by automatically blocking underperforming placements; Recency Bid Boosts, a reporting and bidding feature that provides customers greater visibility into performance by visitor recency buckets, and allows them to take greater control by setting distinct bid boosts based on each of these recency buckets; and in-app Lift Testing, a feature that simplifies the process for doing cookie splits and running A/B tests.

•

Marin and Boost Media expanded their partnership to allow Marin customers to leverage Boost’s curated marketplace of expert copywriters and testing technology to optimize creatives across search, social and display campaigns.

•

Marin and Sizmek released enhancements to their partnership. SEM Connect integrates Sizmek’s display capabilities with Marin’s Search data to provide advertisers with a clear, holistic picture of their campaigns.

Financial Outlook:

As of November 4, 2015, Marin is initiating guidance for its fourth quarter and updating guidance for the full year 2015:

Forward-Looking Guidance
In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending December 31, 2015
Revenues, net	$27.1	$27.6
Non-GAAP loss from operations	$(1.8)	$(1.3)
Non-GAAP net loss per share	$(0.06)	$(0.04)
Weighted-average shares outstanding	37.2
Year Ending December 31, 2015
Revenues, net	$106.6	$107.1
Non-GAAP loss from operations	$(18.4)	$(17.9)
Non-GAAP net loss per share	$(0.54)	$(0.52)
Weighted-average shares outstanding	36.6

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, amortization of intangible assets, noncash expenses related to warrants, non-recurring costs associated with acquisitions and restructurings, benefit from income taxes related to acquisitions, and capitalization of internally developed software.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2015, and its outlook for the future. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally with reference to the company name and conference title.  A live webcast of the conference call will be accessible from Marin Software’s website at: http://investor.marinsoftware.com/. Following the completion of the call through 11:59 p.m. Eastern Time on November 11, 2015, a recording will be available for replay at: http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (877) 870-5176 in the U.S. or (858) 384-5517 internationally with the recording access code 13621687.

About Marin Software

Marin Software Incorporated (NYSE:MRIN) provides a leading cross-channel performance advertising cloud for advertisers and agencies to measure, manage and optimize more than $7.2 billion as of December 2014 in annualized ad spend across the web and mobile devices. Offering an integrated SaaS platform for search, display and social advertising, Marin helps digital marketers improve financial performance, save time, and make better decisions. Advertisers use Marin to create, target, and convert precise audiences based on recent buying signals from users’ search, social and display interactions. Headquartered in San Francisco with offices in eight countries, Marin’s technology powers marketing campaigns around the globe. For more information about Marin’s products, please visit:  http://www.marinsoftware.com/solutions/overview.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation expense, the amortization of intangible assets, the capitalization of internally developed software, noncash expenses related to the issuance of warrants, the amortization of internally developed software, the benefit from income taxes related to acquisition and the non-recurring costs associated with acquisitions and restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, the amortization of internally developed software, the amortization of intangible assets, the capitalization of internally developed software, interest expense, net, the benefit from or provision for income taxes, other income or expenses, net and the non-recurring costs associated with acquisitions and restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Non-GAAP constant currency revenues and growth. Marin defines non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements, and uses it to determine the constant currency revenue growth on a year-over-year basis. Non-GAAP constant currency revenues are calculated by translating current quarter or year-to-date revenues using the average prior period exchange rates. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter and year-to-date revenues over prior period revenues, where current quarter international revenues are translated using prior period exchange rates. The Company considers non-GAAP constant currency revenues and growth as useful metrics as they facilitate management's internal comparison to historical performance, because they exclude the effects of foreign currency volatility that are not indicative of the Company’s operating results. Marin believes they provide useful supplemental information to investors about the financial performance of the business, enable a comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating the business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, growth, position in the industry, product capabilities, benefits of partnerships, market acceptance of Marin’s products and adjusted EBITDA projections and other future financial results, including its outlook for the fourth quarter of 2015 and fiscal year 2015. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenue, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses, including our acquisitions of Perfect Audience and SocialMoov. These forward looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 4, 2015. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Jason Starr

Investor Relations, Marin Software

415-906-8179

ir@marinsoftware.com

Media Contact:

John McNulty

Marketing, Marin Software

415-906-8165

press@marinsoftware.com

Marin Software Inc.
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	September 30,	December 31,
(Unaudited; in thousands, except par value)	2015	2014
Assets
Current assets
Cash and cash equivalents	$33,332	$68,253
Accounts receivable, net	22,690	18,726
Prepaid expenses and other current assets	6,530	4,751
Total current assets	62,552	91,730
Property and equipment, net	22,867	16,274
Goodwill	19,432	11,527
Intangible assets, net	11,231	7,399
Other noncurrent assets	893	1,287
Total assets	$116,975	$128,217
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,938	$3,737
Accrued expenses and other current liabilities	13,022	12,053
Deferred revenues	1,361	2,052
Current portion of long-term debt	1,826	2,587
Total current liabilities	19,147	20,429
Long-term debt, less current portion	1,346	621
Other long-term liabilities	4,185	1,050
Total liabilities	24,678	22,100
Stockholders’ equity
Common stock, $0.001 par value	37	35
Additional paid-in capital	271,236	253,221
Accumulated deficit	(177,603)	(146,392)
Accumulated other comprehensive loss	(1,373)	(747)
Total stockholders’ equity	92,297	106,117
Total liabilities and stockholders’ equity	$116,975	$128,217

Marin Software Inc.
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited; in thousands, except per share data)	2015	2014	2015	2014
Revenues, net	$26,327	$25,684	$79,515	$72,353
Cost of revenues (1) (2) (3)	10,375	9,145	30,683	26,291
Gross profit	15,952	16,539	48,832	46,062
Operating expenses (1) (2) (3)
Sales and marketing	10,835	12,186	36,056	36,152
Research and development	8,162	7,824	25,840	20,535
General and administrative	5,882	5,682	17,257	15,466
Total operating expenses	24,879	25,692	79,153	72,153
Loss from operations	(8,927)	(9,153)	(30,321)	(26,091)
Interest expense, net	(63)	(33)	(82)	(162)
Other (expenses) income, net	(214)	201	(134)	(80)
Loss before (provision for) benefit from income taxes	(9,204)	(8,985)	(30,537)	(26,333)
(Provision for) benefit from income taxes	(300)	(259)	(674)	1,992
Net loss	$(9,504)	$(9,244)	$(31,211)	$(24,341)
Net loss per common share, basic and diluted	$(0.26)	$(0.27)	$(0.86)	$(0.72)
Weighted-average shares outstanding, basic and diluted	36,953	34,849	36,367	34,018

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$249	$173	$800	$576
Sales and marketing	435	530	2,104	1,381
Research and development	1,864	1,362	5,831	2,449
General and administrative	1,058	851	3,305	1,947
Total	$3,606	$2,916	$12,040	$6,353

(2) Includes amortization of intangible assets as follows:
Cost of revenues	$271	$171	$762	$227
Sales and marketing	247	112	674	150
Research and development	271	170	763	227
General and administrative	37	32	109	42
Total	$826	$485	$2,308	$646

(3) Includes restructuring related expenses as follows:
Cost of revenues	$105	$—	$105	$—
Sales and marketing	659	—	659	—
Research and development	53	—	53	—
General and administrative	264	—	264	—
Total	$1,081	$—	$1,081	$—

Marin Software Inc.
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Nine Months Ended September 30,
(Unaudited; in thousands)	2015	2014
Operating activities
Net loss	$(31,211)	$(24,341)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	5,166	4,145
Amortization of internally developed software	1,850	1,390
Amortization of intangible assets	2,308	646
Loss on disposal of property and equipment	19	16
Unrealized foreign currency gains	(203)	—
Noncash interest expense related to warrants issued in connection with debt	36	113
Stock-based compensation related to equity awards and restricted stock	12,040	6,353
Provision for bad debt	776	549
Deferred income tax benefits	(307)	(2,775)
Excess tax benefits from stock-based award activities	(9)	(103)
Changes in operating assets and liabilities, net of effect of acquisition
Accounts receivable	(3,386)	(5,369)
Prepaid expenses and other current assets	(1,750)	(1,360)
Other assets	407	68
Accounts payable	(1,073)	139
Deferred revenues	(689)	584
Accrued expenses and other current liabilities	2,426	(183)
Net cash used in operating activities	(13,600)	(20,128)
Investing activities
Purchases of property and equipment	(8,217)	(2,728)
Capitalization of internally developed software	(4,107)	(2,381)
Acquisition of businesses, net of cash acquired	(7,509)	(4,151)
Net cash used in investing activities	(19,833)	(9,260)
Financing activities
Repayment of notes payable	(2,967)	(2,391)
Debt issuance costs	(53)	—
Repurchase of unvested shares	(2)	(7)
Proceeds from exercise of common stock options	1,107	1,977
Proceeds from employee stock purchase plan, net of refunds	995	1,056
Stock issuance costs	(51)	—
Excess tax benefits from stock-based award activities	9	103
Net cash (used in) provided by financing activities	(962)	738
Effect of foreign exchange rate changes on cash and cash equivalents	(526)	—
Net decrease in cash and cash equivalents	(34,921)	(28,650)
Cash and cash equivalents
Beginning of period	68,253	104,407
End of period	$33,332	$75,757
Supplemental disclosure of noncash investing and financing activities
Purchases of property and equipment recorded in accounts payable and accrued expenses	$712	$100
Acquisition of equipment through capital lease	1,905	—
Issuance of common stock under employee stock purchase plan	548	715
Issuance of common stock in connection with business combination	4,337	11,195
Shares withheld to cover payroll taxes related to the vesting of restricted stock units	521	—

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Expenses (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2014	2014	2014	2014	2014	2015	2015	2015
Sales and Marketing (GAAP)	$11,989	$11,978	$12,186	$11,563	$47,716	$12,157	$13,064	$10,835
Less Stock-based compensation	(403)	(449)	(530)	(513)	(1,895)	(715)	(954)	(435)
Less Amortization of intangible assets	—	(37)	(112)	(112)	(261)	(180)	(247)	(247)
Less Restructuring related expenses	—	—	—	—	—	—	—	(659)
Sales and Marketing (Non-GAAP)	$11,586	$11,492	$11,544	$10,938	$45,560	$11,262	$11,863	$9,494
Research and Development (GAAP)	$6,083	$6,627	$7,824	$8,217	$28,751	$8,484	$9,194	$8,162
Less Stock-based compensation	(437)	(649)	(1,362)	(1,337)	(3,785)	(1,627)	(2,340)	(1,864)
Less Amortization of intangible assets	—	(57)	(170)	(170)	(397)	(216)	(276)	(271)
Less Restructuring related expenses	—	—	—	—	—	—	—	(53)
Plus Capitalization of internally developed software	617	729	1,035	765	3,146	827	1,597	1,683
Research and Development (Non-GAAP)	$6,263	$6,650	$7,327	$7,475	$27,715	$7,468	$8,175	$7,657
General and Administrative (GAAP)	$4,416	$5,368	$5,682	$5,791	$21,257	$5,720	$5,655	$5,882
Less Stock-based compensation	(446)	(651)	(851)	(849)	(2,797)	(924)	(1,323)	(1,058)
Less Amortization of intangible assets	—	(11)	(32)	(32)	(75)	(35)	(37)	(37)
Less Acquisition related expenses	—	(217)	(8)	(125)	(350)	(408)	(128)	(68)
Less Restructuring related expenses	—	—	—	—	—	—	—	(264)
General and Administrative (Non-GAAP)	$3,970	$4,489	$4,791	$4,785	$18,035	$4,353	$4,167	$4,455

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Measures (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2014	2014	2014	2014	2014	2015	2015	2015
Gross Profit (GAAP)	$14,432	$15,090	$16,539	$17,679	$63,740	$16,704	$16,176	$15,952
Plus Stock-based compensation	211	192	173	189	765	229	322	249
Plus Amortization of internally developed software	445	465	480	515	1,905	542	625	683
Plus Amortization of intangible assets	—	57	171	171	399	215	276	271
Plus Restructuring related expenses	—	—	—	—	—	—	—	105
Gross Profit (Non-GAAP)	$15,088	$15,804	$17,363	$18,554	$66,809	$17,690	$17,399	$17,260
Operating Loss (GAAP)	$(8,056)	$(8,883)	$(9,153)	$(7,892)	$(33,984)	$(9,657)	$(11,737)	$(8,927)
Plus Stock-based compensation	1,497	1,941	2,916	2,888	9,242	3,495	4,939	3,606
Plus Amortization of internally developed software	445	465	480	515	1,905	542	625	683
Plus Amortization of intangible assets	—	162	485	485	1,132	646	836	826
Plus Acquisition related expenses	—	217	8	125	350	408	128	68
Plus Restructuring related expenses	—	—	—	—	—	—	—	1,081
Less Capitalization of internally developed software	(617)	(729)	(1,035)	(765)	(3,146)	(827)	(1,597)	(1,683)
Operating Loss (Non-GAAP)	$(6,731)	$(6,827)	$(6,299)	$(4,644)	$(24,501)	$(5,393)	$(6,806)	$(4,346)
Net Loss (GAAP)	$(8,306)	$(6,791)	$(9,244)	$(8,830)	$(33,171)	$(9,660)	$(12,047)	$(9,504)
Plus Stock-based compensation	1,497	1,941	2,916	2,888	9,242	3,495	4,939	3,606
Plus Amortization of internally developed software	445	465	480	515	1,905	542	625	683
Plus Amortization of intangible assets	—	162	485	485	1,132	646	836	826
Plus Noncash expenses related to warrants	46	46	22	9	123	9	8	19
Plus Acquisition related expenses	—	217	8	125	350	408	128	68
Plus Restructuring related expenses	—	—	—	—	—	—	—	1,081
Less Capitalization of internally developed software	(617)	(729)	(1,035)	(765)	(3,146)	(827)	(1,597)	(1,683)
Less Effects of income taxes related to acquisition	—	(2,603)	—	318	(2,285)	—	—	—
Net Loss (Non-GAAP)	$(6,935)	$(7,292)	$(6,368)	$(5,255)	$(25,850)	$(5,387)	$(7,108)	$(4,904)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Calculation of Non-GAAP Earnings Per Share (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands, except per share data)	2014	2014	2014	2014	2014	2015	2015	2015
Net Loss (Non-GAAP)	$(6,935)	$(7,292)	$(6,368)	$(5,255)	$(25,850)	$(5,387)	$(7,108)	$(4,904)
Weighted-average shares outstanding, basic and diluted	33,112	33,771	34,849	35,060	34,210	35,745	36,389	36,953
Non-GAAP net loss per common share, basic and diluted	$(0.21)	$(0.22)	$(0.18)	$(0.15)	$(0.76)	$(0.15)	$(0.20)	$(0.13)

Marin Software Inc.
Reconciliation of Net Loss to Adjusted EBITDA (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2014	2014	2014	2014	2014	2015	2015	2015
Net Loss	$(8,306)	$(6,791)	$(9,244)	$(8,830)	$(33,171)	$(9,660)	$(12,047)	$(9,504)
Depreciation	1,350	1,367	1,428	1,524	5,669	1,630	1,675	1,861
Amortization of internally developed software	445	465	480	515	1,905	542	625	683
Amortization of intangible assets	—	162	485	485	1,132	646	836	826
Interest expense, net	66	62	33	16	177	11	8	63
Provision for (benefit from) income taxes	188	(2,440)	259	537	(1,456)	236	138	300
EBITDA	$(6,257)	$(7,175)	$(6,559)	$(5,753)	$(25,744)	$(6,595)	$(8,765)	$(5,771)
Stock-based compensation	1,497	1,941	2,916	2,888	9,242	3,495	4,939	3,606
Capitalization of internally developed software	(617)	(729)	(1,035)	(765)	(3,146)	(827)	(1,597)	(1,683)
Acquisition related expenses	—	217	8	125	350	408	128	68
Restructuring related expenses	—	—	—	—	—	—	—	1,081
Other (income) expenses, net	(4)	286	(201)	385	466	(244)	164	214
Adjusted EBITDA	$(5,381)	$(5,460)	$(4,871)	$(3,120)	$(18,832)	$(3,763)	$(5,131)	$(2,485)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Non-GAAP Constant Currency Revenue Reconciliation (1)

	Three Months Ended
	September 30,	September 30,	Year-Over-Year
(Unaudited; in thousands)	2015	2014	Growth
Revenues, as reported	$26,327	$25,684	3%
Foreign currency exchange impact on 2015 revenues using 2014 rates	1,016	—	—
Revenues, at constant currency	$27,343	$25,684	6%

(1)

Constant currency excludes the impact of foreign currency fluctuations and is computed by applying the average exchange rates from the three months ended September 30, 2014, to the revenues during the corresponding period in 2015.